      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999

                        SECURITIES ACT FILE NO. 33-54016
                    INVESTMENT COMPANY ACT FILE NO. 811-7326

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                         PRE-EFFECTIVE AMENDMENT NO. / /

                       POST-EFFECTIVE AMENDMENT NO. 9 /X/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                              AMENDMENT NO. 11 /X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                                 --------------

                          GABELLI INVESTOR FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (800) 422-3554

                                 BRUCE N. ALPERT
                               GABELLI FUNDS, LLC
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 --------------

                                   COPIES TO:

        JAMES E. MCKEE, ESQ.                     RICHARD T. PRINS, ESQ.
         GABELLI FUNDS, LLC             SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
        ONE CORPORATE CENTER                       919 THIRD AVENUE
      RYE, NEW YORK 10580-1434                NEW YORK, NEW YORK 10022
                                                   (212) 735-2000

It is proposed that this filing will be effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b); or

     [ ] on (date) pursuant to paragraph (b); or

     [ ] 60 days after filing pursuant to paragraph (a); or

     [ ] 75 days after filing pursuant to paragraph (a)(2)

     [X] on May 3, 1999 pursuant to paragraph (a) of Rule 485

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          GABELLI INVESTOR FUNDS, INC.
                                    FORM N-1A
                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(a))

PART A
ITEM NO.                                              PROSPECTUS HEADING
-------                                               -----------------
1.   Front and Back Cover Pages                       Front Cover; Back Cover

2.   Risk/Return Summary: Investments, Risks, and     Risk/Return Summary and Fund Expenses
     Performance

3.   Risk/Return Summary: Fee Table                   Risk/Return Summary and Fund Expenses

4.   Investment Objectives, Principal Investment      Investment Objectives, Policies and Risks
     Strategies and Related Risks

5.   Management's Discussion of Fund Performance      Risk/Return Summary and Fund Expenses

6.   Management, Organization, and Capital            Fund Management
     Structure

7.   Shareholder Information                          Shareholder Information; Owner's Manual

8.   Distribution Arrangements                        Fund Management

9.   Financial Highlights Information                 Financial Highlights

PART B                                                CAPTION IN STATEMENT
ITEM NO.                                              OF ADDITIONAL INFORMATION
-------                                               -------------------------
10.  Cover Page and Table of Contents                 Cover Page

11.  Fund History                                     Investment Strategies and Risks; Shares of
                                                      Beneficial Interest; Description of Shares,
                                                      Voting Rights and Liabilities

12.  Description of the Fund and Its Investments      Cover Page; Investment Strategies & Risks;
     and Risks                                        Investment Restrictions

13.  Management of the Fund                           Directors and Officers; The Adviser

14.  Control Persons and Principal                    Directors and Officers; Description of Shares, Voting
     Holders of Securities                            Rights and Liabilities

15.  Investment Advisory and Other                    Directors and Officers; The Adviser; The Distributor;
     Services                                         The Distribution Plans

16.  Brokerage Allocation and Other                   Portfolio Transactions and Brokerage
     Practices

17.  Capital Stock and Other                          Description of Shares. Voting Rights and Liabilities
     Securities

18.  Purchase, Redemption and Pricing                 Purchase and Redemption of Shares; Exchange
     of Securities Being Offered                      Privilege

19.  Taxation of the Fund                             Dividends, Distribution and Taxes

20.  Underwriters                                     Not applicable

21.  Calculations of Performance Data                 Determination of Net Asset Value

22.  Financial Statements                             Financial Statements


PART C

Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                GABELLI ABC FUND


                                           PROSPECTUS

                                           MAY 1, 1999











                                           A SERIES OF THE
                                           GABELLI INVESTOR FUNDS, INC.






QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE.





                                           THE SECURITIES AND EXCHANGE
                                           COMMISSION HAS NOT APPROVED THE
                                           SHARES DESCRIBED IN THIS PROSPECTUS
                                           OR DETERMINED WHETHER THIS PROSPECTUS
                                           IS ACCURATE OR COMPLETE. ANY
                                           REPRESENTATION TO THE CONTRARY IS A
                                           CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

CAREFULLY REVIEW THIS IMPORTANT SECTION, WHICH SUMMARIZES THE FUND'S INVESTMENTS, RISKS, PAST PERFORMANCE AND FEES.


         RISK/RETURN SUMMARY AND FUND EXPENSES

               3-5



REVIEW THIS SECTION FOR INFORMATION ON INVESTMENT STRATEGIES AND THEIR RISKS.

          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

               6-8


REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE FUND.
          FUND MANAGEMENT

                8  THE INVESTMENT ADVISER

                8  THE PORTFOLIO MANAGER

                8  THE DISTRIBUTOR

REVIEW THIS SECTION AND THE ACCOMPANYING OWNER'S MANUAL FOR DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE, SELL AND EXCHANGE SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS AND DISTRIBUTIONS.

          SHAREHOLDER INFORMATION

                 9  PRICING OF FUND SHARES

                 9  PURCHASING, SELLING AND EXCHANGING SHARES

                 9  DISTRIBUTION ARRANGEMENTS

                10  DIVIDENDS, DISTRIBUTIONS AND TAXES

                10  OTHER SHAREHOLDER SERVICES



          FINANCIAL HIGHLIGHTS

                11

          BACK COVER

                12  WHERE TO LEARN MORE ABOUT THIS FUND

RISK/RETURN SUMMARY AND FUND EXPENSES

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE                   The Fund seeks to achieve total returns
                                       that are attractive to investors in
                                       various market conditions without
                                       excessive risk of capital loss.


PRINCIPAL INVESTMENT STRATEGY          The Fund invests primarily in securities
                                       that the Fund's investment adviser
                                       believes provide attractive opportunities for appreciation or investment income.


PRINCIPAL INVESTMENT RISKS             Principal risk factors of the Fund
                                       include:
                                       [ ] MARKET RISK
                                       [ ] AS THE FUND IS  NON-DIVERSIFIED, THE
                                           FUND  WILL  HAVE THE ABILITY TO
                                           INVEST A LARGER PORTION OF ITS ASSETS
                                           IN A SINGLE ISSUER THAN WOULD BE THE
                                           CASE IF IT WERE DIVERSIFIED. AS A
                                           RESULT, THE FUND MAY EXPERIENCE
                                           GREATER FLUCTUATION IN NET ASSET
                                           VALUE THAN FUNDS WHICH INVEST IN A
                                           BROAD RANGE OF ISSUERS.

                                       [ ] FOREIGN SECURITIES RISK
                                       [ ] LOWER-RATED SECURITIES RISK
                                       [ ] HEDGING STRATEGIES RISK


WHO MAY WANT TO INVEST?                Consider investing in the Fund if you:
                                       [ ] FAVOR A CONSERVATIVE APPROACH TO
                                           INVESTMENTS AND RETURNS
                                       [ ] SEEK STABILITY OF PRINCIPAL MORE THAN
                                           GROWTH AND HIGHER LONG-TERM RETURNS

                                       This Fund will not be appropriate for
                                       anyone:
                                       [ ] SEEKING MONTHLY INCOME

                                       [ ] SEEKING AGGRESSIVE CAPITAL
                                           APPRECIATION
                                       [ ] SEEKING SAFETY OF PRINCIPAL


QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE.

The chart on this page shows the Fund's annual returns over the past five years and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The table below compares the Fund's performance over time to that of the Lipper U.S. Treasury Money Market Average ("LUSTMMA") and the S&P 500 Index ("S&P"). The S&P is widely recognized, unmanaged index composed of U.S. common stocks. The LUSTMMA represents an index of performance of returns of _______________ mutual funds as tracked by Lipper Analytical Services, Inc. Of course, past performance does not indicate how the Fund will perform in the future. Both the chart and table assume reinvestment of dividends and distributions.


                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

         1994        1995        1996       1997        1998
         4.50%      11.20%       7.80%      12.80%      11.10%


 Best quarter:      4th Qtr 1998          11.91%
 Worst quarter:     3rd Qtr 1998          (4.87)%



AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                           Inception                            Since Inception
                             Date     Past Year      5 Years         of Fund
                           ------------------------------------------------------
GABELLI ABC FUND          5/14/93      11.10%          9.40%         10.00%

LIPPER U.S. TREASURY
MONEY MARKET AVERAGE                   _____%         _____%         _____%

S&P 500 INDEX                          _____%         _____%         _____%

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

EXPENSE EXAMPLE

Use the example below to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


Shareholder fees
(fees paid directly from your investment)          None


Annual Fund operating expenses
(expenses that are deducted from Fund
assets)


Management fees                                    1.00%


Distribution (12b-1) fees                           .25%

Other expenses                                      .58%

Total annual Fund operating expenses               1.83%


There are not front or back end sales charges or fees for exchanges of Class AAA shares.

                           1 Year      3 Years     5 Years    10 Years
GABELLI ABC FUND             $186        $576        $990       $2,148



INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

RISK FACTORS

RISKS. The Adviser expects that, in accordance with the Fund's investment objective, it will invest the Fund's assets in a more conservative manner than it would in a small capitalization growth fund, for example, and may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in other equity funds managed by the Adviser. As a result, the Fund's total return is not expected to be as high as equity funds in periods of significant appreciation in the equity markets.

All securities investments are subject to risks. The equity securities in which the Fund may invest are generally subordinated to the claims of creditors and market prices are subject to the performance of the issuer, its financial health and market perceptions. The value of securities of an issuer engaged in a tender offer, restructuring or exchange offer may decline substantially if the transaction fails to occur. Ratings of debt securities generally are intended to reflect the rating agency's analysis of the strength of the issuer and the likelihood of timely payment of principal and interest. Because the Fund may invest in lower rated or unrated securities, it bears a substantially greater risk of loss of the purchase price as a result of bankruptcy, default or reorganization of the issuer than funds that own higher rated debt securities and it is more dependent upon the adviser's evaluations of the security and the issuer. Many of these lower rated securities are considered speculative and thus the Fund should not be considered to be a balanced investment but rather only as a component of an investment program. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates and more sensitive to individual corporate developments and economic conditions than higher rated securities. The secondary market for lower rated securities is generally not as liquid as that for higher rated securities, which may adversely affect the Fund's liquidity or net asset valuation process.

Mortgage backed securities may be more volatile than other fixed-income securities and are subject to prepayment risk, which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns. With respect to short sales, if a security sold short increases in value the Fund could incur additional costs in covering its obligation greater than any income otherwise obtained or could lose the opportunity for gain.

Repurchase agreements have the risk that collateral may not be able to be disposed of at a desirable price, or that delays as a result of bankruptcy of the counterparty or encumbrances of collateral or restrictions on its disposition may occur. Lending of securities can result in a failure to deliver the original security by the borrower, and similar risks with respect to disposition of the collateral. When-issued and delayed delivery securities transactions and forward commitments involve potential loss to the Fund if the counterparty to the transaction fails to perform. Hedging transactions also have certain risks including imperfect market correlations, dependence on the credit of the counterparty, possible inability to enter into offsetting transactions and market fluctuations that can result in the Fund being in a worse position than if the hedging had not occurred. Currency transactions also include the risk securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar. While the Adviser may try to hedge such risks, entering into hedging transactions can result in even greater losses. The Adviser will attempt to manage these risks so that such strategies and investments benefit the Fund, but no assurance can be given that they will be successfully managed.

Disposition of illiquid securities often takes more time than for more liquid securities and may result in higher selling expenses and may not be able to be made at desirable prices.

The Fund's investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

These risks are more fully described in the Additional Statement.

YEAR 2000 Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Fund's other service providers and companies in which the Fund invests do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser and the Fund's other service providers are taking steps to minimize the risk associated with the Year 2000 problem, including inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness and obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Fund's key service providers for services critical to the Fund's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Fund or its service providers.

Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem are unknown to the Fund at this time, there may be costs or consequences having a material adverse impact on the Fund's key service providers, your account records and/or the operations or investments of the Fund. The Fund and the Adviser will continue to monitor developments relating to this issue, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

FUND MANAGEMENT

THE INVESTMENT ADVISER

Gabelli Funds, LLC (the "Adviser"), One Corporate Center, Rye, NY 10580 is a limited liability company organized in 1998 after a reorganization of the predecessor, Gabelli Funds, Inc., which was formed in 1980. As of December 31, 1998, Gabelli Funds, LLC and its affiliates manage more than $16.3 billion in assets. Through its portfolio management team, Gabelli Funds, LLC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.

For these advisory services, the Adviser was paid a fee of 1.00% of average net assets during the fiscal year ended December 31, 1998. Any portion of the total fees received by the Adviser may be used by the Adviser to provide shareholder and administrative services.

THE PORTFOLIO MANAGER

Mr. Mario J. Gabelli is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser since its organization in 1980. He may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.

THE DISTRIBUTOR

Gabelli & Company, Inc. is the Fund's distributor. Its address is One Corporate Center, Rye, NY 10580.

The Statement of Additional Information has more detailed information about the Adviser and other service providers.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                      NAV =

                           TOTAL ASSETS - LIABILITIES
                                Number of Shares
                                   Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers or by calling 1-800-GABELLI (800-422-3554).

The Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

Fund securities are valued as of the close of trading on the primary exchange on which they trade. The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not compute its NAV. This could cause the value of the Fund's portfolio investments to be affected on days when you cannot buy or sell shares.

PURCHASING, SELLING AND EXCHANGING OF SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual. If you have not received it, please contact your broker or financial consultant or the Fund at the number listed on the back page of this Prospectus. The Owner's Manual is considered an integral part of this Prospectus.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which authorizes payments by the Fund of .25% of the average daily net assets of the Fund to compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Rule 12b-1 fees are paid from Fund assets on an ongoing basis, and increase the cost of your investment.

DIVIDENDS, DISTRIBUTION AND TAXES

Any income the Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders. The Fund declares and pays dividends from net investment income and capital gains, if any, on an annual basis.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

The Fund expects that its dividends will primarily consist of net investment income and, if any, long-term and short-term capital gains. Distributions from net investment income and short-term capital gains are taxable as ordinary income. Such distributions are taken into account for tax purposes in the year in which they are declared, even if they appear on your account statement the following year. Long-term capital gain distributions are taxable at long-term capital gain tax rates. Exchanges of the Fund's Shares for shares of another fund will be treated as a sale of shares, and any gain on the transaction may be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


      TAX IDENTIFICATION NUMBER

      The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions proceeds paid to shareholders who have not provided the Fund with their Taxpayer Identification Number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Foreign shareholders may be subject to special withholding requirements. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

OTHER SHAREHOLDER SERVICES

As a shareholder of the Fund, you can take advantage of other service privileges which are described in the Owner's Manual:

     -    Telephone Investment and Redemption Plan

     -    Automatic Investment Plan

     -    Systematic Withdrawal Plan

     -    Retirement Plans

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:


                                                                            YEAR ENDED DECEMBER 31,
                                                    1998              1997              1996              1995              1994
OPERATING PERFORMANCE:
    Net asset value, beginning of period      $    10.23        $     9.84        $     9.71        $     9.57        $    10.03
                                              ----------        ----------        ----------        ----------        ----------
    Net investment loss                             0.22              0.08              0.21              0.21              0.33
    Net realized and unrealized gain on
    investments                                     0.90              1.17              0.54              0.86              0.12
                                              ----------        ----------        ----------        ----------        ----------
    Total from investment operations                1.12              1.25              0.75              1.07              0.45
                                              ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income                          (0.22)            (0.08)            (0.21)            (0.21)            (0.33)
                                              ----------        ----------        ----------        ----------        ----------
    Net realized gain on investments               (1.54)            (0.77)            (0.41)            (0.72)            (0.58)
                                              ----------        ----------        ----------        ----------        ----------
    In excess of net investment income                --             (0.01)               --                --                --
                                              ----------        ----------        ----------        ----------        ----------
    Total distributions                            (1.76)            (0.86)            (0.62)            (0.93)            (0.91)
                                              ----------        ----------        ----------        ----------        ----------
    NET ASSET VALUE, END OF PERIOD            $     9.59        $    10.23        $     9.84        $     9.71        $     9.57
                                              ----------        ----------        ----------        ----------        ----------
    Total return +                                  11.1%             12.8%              7.8%             11.2%              4.5%
                                              ==========        ==========        ==========        ==========        ==========
RATIOS TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)      $   39,358        $   35,228        $   26,801        $   19,862        $   24,419
                                              ----------        ----------        ----------        ----------        ----------
    Ratio of net investment income to
    average net assets                              1.00%             0.87%             2.11%             1.83%             2.95%
                                              ----------        ----------        ----------        ----------        ----------
    Ratio of operating expenses to
    average net assets (a)                          1.69%             2.26%             2.09%             2.10%             2.09%
    Portfolio turnover rate                          299%              493%              343%              508%              490%

--------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.

FOR MORE INFORMATION:
For more information about the Fund, the following documents are available free upon request:

OWNER'S MANUAL:

Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is an integral part of the Prospectus. If you have not received it, please contact the Fund at the number listed below.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF REPORTS AND SAI, PROSPECTUSES OF OTHER FUNDS IN THE GABELLI FAMILY, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING:

                                GABELLI ABC FUND
                              ONE CORPORATE CENTER
                                  RYE, NY 10580
                    TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                                 WWW.GABELLI.COM



You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

     o    Free from the Commission's Website at http://www.sec.gov.



QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE.



(Investment Company Act file no. 811-07326)

THE GABELLI FAMILY
OF FUNDS

OWNER'S MANUAL
  AAA CLASS -
NO-LOAD CLASS


                                 GABELLI GLOBAL SERIES FUNDS, INC.
                                 GABELLI GOLD FUND, INC.
                                 GABELLI INTERNATIONAL GROWTH FUND, INC.
                                 GABELLI ABC FUND
                                 GABELLI ASSET FUND
                                 GABELLI GROWTH FUND





MAY 1, 1999



THE INFORMATION CONTAINED IN THE OWNER'S MANUAL IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY CONSIDERED PART OF, THE PROSPECTUSES FOR THE GABELLI FAMILY OF FUNDS. THE OWNER'S MANUAL MUST BE PRECEDED OR ACCOMPANIED BY A GABELLI FUNDS PROSPECTUS.

OWNER'S MANUAL
TABLE OF CONTENTS


PURCHASING SHARES

  3   Instructions for Opening or Adding to an Account

  4   Telephone Investment Plan

  4   Automatic Investment Plan

  4   Retirement Plans

  4   Minimum Investments

  5   Dividends and Distributions

SELLING SHARES

  5   Instructions for Selling Shares

  5   By Bank Wire or Check via Telephone

  5   By Bank Wire or Check via Mail

  6   General Policies on Selling Shares

  6   Signature Guarantees

  6   Verifying Telephone Redemptions

  6   Redemptions Within 15 Days of Investment

  6   Refusal of Redemption Request

  6   Closing of Small Accounts

  6   Undeliverable Distribution Checks

EXCHANGING SHARES

  7   Instructions for Exchanging Shares

PRICING OF FUND SHARES

  7   How NAV is Calculated

PURCHASING SHARES

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

PURCHASES THROUGH BROKERS/DEALERS:


If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. You should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.


PURCHASES DIRECTLY FROM THE FUND:

All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:


         BY REGULAR MAIL            BY OVERNIGHT DELIVERY
         The Gabelli Funds          The Gabelli Funds
         PO Box 8308                c/o BFDS
         Boston, MA 02266-8308      66 Brooks Drive
                                    Braintree, MA 02184


For Initial Investment:

1. Carefully read and complete the application.

2. Make check, bank draft or money order payable to "[name of Fund]."

3. Mail or deliver application and payment to the address above.

For Subsequent Investments:

1. Make check, bank draft or money order payable to "[name of Fund]."

2. Provide the exact name and number of your account.

3. Mail or deliver payment to the address above.

BY WIRE TRANSFER

For Initial Investment:

Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:
     STATE STREET BANK AND TRUST COMPANY
     ABA #011-0000-28 REF DDA# 9904-6187
     ATTN: SHAREHOLDER SERVICES
     RE: [FUND NAME]
     A/C#___________________________
     YOUR NAME ______________________
     225 FRANKLIN STREET, BOSTON, MA 02110

NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.


QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.

TELEPHONE INVESTMENT PLAN

You may purchase additional shares of the Funds by telephone as long as your bank is a member of the Automated Clearing House (ACH) system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent.

There is a minimum of $100 for each telephone investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.


AUTOMATIC INVESTMENT PLAN

You can make automatic monthly investments in the Funds. Details about this plan can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).

RETIREMENT PLANS

You can invest in various types of retirement plans through the Fund. Details about these plans can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).


MINIMUM INVESTMENTS

You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.



                                                  MINIMUM
                                                  INITIAL                 MINIMUM
        ACCOUNT TYPE                             INVESTMENT             SUBSEQUENT
Regular (non-retirement)                           $1,000                 $    0

Retirement (IRA)
     Traditional IRA                               $1,000                 $    0
     Roth IRA                                      $1,000                 $    0
     Spousal IRA                                   $  250                 $    0
     Education IRA                                 $  250                 $    0

Automatic Investment Plan                          $    0                 $  100

Telephone Investment Plan                          $  100                 $  100


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives your form of payment by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.


The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.

SELLING SHARES



As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.

WITHDRAWING MONEY FROM YOUR INVESTMENT

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.


SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.


INSTRUCTIONS FOR SELLING SHARES

The Fund accepts telephone requests for redemptions of unissued shares.

BY BANK WIRE OR CHECK VIA TELEPHONE

1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds: If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

BY BANK WIRE OR CHECK VIA MAIL

Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.

GENERAL POLICIES ON SELLING SHARES

SIGNATURE GUARANTEES

Signature guarantees are required on redemption requests for the following:

     -    The check is not being mailed to the address on your account

     -    The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT

When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

REDEMPTION IN KIND

The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE DISTRIBUTION CHECKS

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the then current net asset value.



                                              QUESTIONS?
                                              CALL 1-800-GABELLI
                                              OR YOUR INVESTMENT REPRESENTATIVE.

EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to The Gabelli Funds, PO Box 8308, Boston, MA 02266-8308 or by calling 1-800-GABELLI (1-800-422-3554).


     Please provide the following information:

          -    Your name and telephone number

          -    The exact name on your account and account number

          - Taxpayer identification number (usually your Social Security number)

          -    Dollar value or number of shares to be exchanged

          -    The names of the Funds from/into which the exchange is to be made

     See "Selling Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

          - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

          - The registration and tax identification numbers of the two accounts must be identical.

          - This exchange privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.

          - Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                      NAV =

                           TOTAL ASSETS - LIABILITIES
                                Number of Shares
                                   Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).

A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.

                              THE GABELLI ABC FUND
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                    TELEPHONE 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

This Statement of Additional Information ("Additional Statement") relates to The Gabelli ABC Fund (the "Fund") which is a series of Gabelli Investor Funds, Inc., a Maryland corporation organized on October 30, 1992 (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated May 1, 1999, as supplemented from time to time (the "Prospectus"). This Additional Statement contains information in addition to that set forth in the Prospectus into which this document is incorporated by reference and should be read in conjunction with the Prospectus. Additional copies of this document or the prospectus may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                 ---
Investments...................................................................  B-2
Investment Restrictions.......................................................  B-11
Directors and Officers........................................................  B-12
Shares of Beneficial Interest.................................................  B-14
The Adviser...................................................................  B-14
The Distributor...............................................................  B-15
The Distribution Plan.........................................................  B-16
Portfolio Transactions and Brokerage..........................................  B-19
Description of Shares, Voting Rights and Liabilities..........................  B-21
Purchase and Redemption of Shares.............................................  B-22
Exchange Privilege............................................................  B-22
Retirement Plans..............................................................  B-23
Dividends, Distributions and Taxes............................................  B-24
Investment Performance Information............................................  B-27
Service Providers ............................................................  B-28
Appendix -- Description of Ratings of Bonds and Preferred Stock...............  B-31

          THE FOLLOWING INFORMATION SUPPLEMENTS THAT IN THE PROSPECTUS

                                   INVESTMENTS



The Corporation is a non-diversified, open-end management investment company. The Corporation was organized as a corporation under the laws of the state of Maryland on October 30, 1992.



EQUITY SECURITIES

Because the Fund may invest without limit in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.


Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.


NONCONVERTIBLE FIXED INCOME SECURITIES


The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest.

Up to 25% of the Fund's total assets may be invested in lower quality debt securities although the Fund does not expect to invest more than 10% of its total assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc., ("Moody's") and Standard & Poor's Rating Group ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the Gabelli Funds, LLC's (the "Adviser") judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.


The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Fund's Board of Directors of the Corporation (the "Board of Directors") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.

Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities that through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables and home equity loans in pass-through structures similar to mortgage-related securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby also affecting yield to maturity, reinvestment risk and market value of the mortgage-backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage-backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.


Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

CONVERTIBLE SECURITIES


Convertible securities are bonds, debentures, notes, preferred stocks of other securities that may be converted into and exchanged for a prescribed amount of equity securities (generally common stocks) of the same or a different issuer within a particular period of time at a specified price or formula.


The Adviser believes that opportunities for capital appreciation may also be found in convertible securities and the Fund may invest without limit in convertible securities. This is particularly true in the case of companies that have performed below expectations at the time the convertible security was issued. If the company's performance has been poor enough, its convertible debt securities will trade more like common stock than like a fixed-income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Many convertible securities are not investment grade, that is, not rated BBB or better by S&P or Baa or better by Moody's and not considered by the Adviser to be of equivalent credit quality.

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds." For further information regarding lower rated securities and the risk associated therewith, see the Description of Corporate Bond and Corporate Debt Ratings attached hereto as an Appendix.

Some of the convertible securities in the Fund portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible securities sells above its value as a fixed-income security.

SOVEREIGN DEBT SECURITIES


The Fund may invest in securities issued by any country and denominated in any currency, but expects that it generally will invest in developed countries including Australia, Canada, Finland, the Netherlands, France, Germany, Hong Kong, Italy, Japan, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. The Fund will invest in government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Adviser does not believe that the credit risk inherent in the obligations of one stable government is necessarily significantly greater than that of another. Except for the fact that the Fund may invest up to 100% of its assets in U.S. government securities for temporary defensive purposes and except for the absence of currency exchange volatility, the Fund would utilize the same factors in determining whether and to what extent to invest in U.S. government securities as with respect to debt securities of other sovereign issuers.


The Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstructional Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Monetary Unit (the "EUR"), which is a combination of the economic structures of the member nations of the European Monetary Union into to a single currency. This union includes France, Germany, the Netherlands, and other countries. The specific legacy currencies rates comprising the EUR were fixed on December 31, 1998 to reflect the relative values of the underlying currencies to the newly created EUR. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

SECURITIES SUBJECT TO REORGANIZATION



The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of "Adviser", there is a reasonable prospect of total return greater than the brokerage and other transaction expenses involved.

In general, securities of issuers which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.


OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission the

Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

The Fund may invest without limit in warrants or rights which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES


The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company. To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


UNSEASONED COMPANIES


The Fund may invest in securities of unseasoned companies (companies that have operated less then three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities. The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If the other investment companies and investors who invest in such issuers trade the same securities when the Fund attempt to dispose of its holdings, the Fund may receive lower prices than might otherwise be attained.


SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.


RESTRICTED AND ILLIQUID SECURITIES


The Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board of Directors will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board of Directors treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.


REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's

Board of Directors ("Qualified Institutions"). The
Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's board of directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

Futures Contracts. The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.


Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.


These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.


Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio securities as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.


The Adviser may use such instruments on behalf of the Fund, depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


TEMPORARY DEFENSIVE POSITION

The Fund may also lend securities to dealers or others and may borrow from banks for temporary or emergency purposes or to satisfy redemption requests in amounts not in excess of 15% of the Fund's total assets, with such borrowing not to exceed 5% of the Fund's total assets for purposes other than satisfying redemption requests. The Fund will not purchase securities when borrowings exceed 5%. See "Loans of Portfolio Securities" and "Borrowing."

PORTFOLIO TURNOVER

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. For the fiscal years ended December 31, 1997 and 1998, the portfolio turnover rates were 493% and 299%, respectively. The high portfolio turnover rates for 1997 and 1998 are attributable to the investment in securities subject to mergers or tender offers for which the holding period was relatively short. Accordingly, the Fund experienced a large amount of purchases and sales of investment securities relative to the average value of its long term holdings.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).


                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

     (1) invest 25% or more of the value of its total assets in any one industry or issuer;

     (2) issue senior securities, except that the Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

     (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

     (5) invest for the purpose of exercising control over management of any company;

     (6) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

     (7) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                             DIRECTORS AND OFFICERS

The Fund's Board of Directors has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Distributor and other service providers. The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Sub-Administrator, are shown below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

                                        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
NAME, POSITION WITH FUND AND ADDRESS    AFFILIATIONS WITH THE ADVISER OR ADMINISTRATOR
------------------------------------    ----------------------------------------------
Mario J. Gabelli*                       Chairman of the Board, Chief Executive
Chairman of the Board                   Officer and Chief Investment Officer of
One Corporate Center                    Gabelli Asset Management Inc., the
Rye, New York 10580                     Adviser and GAMCO Investors, Inc.,
Age: 56                                 Chairman of the Board and Chief
                                        Executive Officer of Lynch Corporation,
                                        a diversified manufacturing and
                                        communications services company;
                                        Director of East/West Communications,
                                        Inc.; officer and/or Director or Trustee
                                        of 12 other Gabelli funds.

Anthony J. Colavita                     President and Attorney at Law in the law
Director                                firm of Anthony J. Colavita, P.C. since
575 White Plains Road                   1961; Director or Trustee of 12 other
Eastchester, New York 10709             Gabelli funds.
Age: 62

Vincent D. Enright                      Senior Vice President and Chief
Director                                Financial Officer of KeySpan Energy
One Corporate Center                    Corporation; Director or Trustee of 2
Rye, New York 10580                     other Gabelli funds.
Age: 54

Karl Otto Pohl*                         Member of the Shareholder Committee of
Director                                Sal Oppenheim Jr. & Cie (private
One Corporate Center                    investment bank); Former President of
Rye, New York 10580                     the Deutsche Bundesbank and Chairman of
Age: 66                                 its Central Bank Council from 1980
                                        through 1991; Currently Board Member of
                                        Gabelli Asset Management Inc., Zurich
                                        Versicherungs-Gesellschaft (insurance);
                                        International Council for JP Morgan &
                                        Co. & Trizechtahn Corp.; and Director or
                                        Trustee of 14 other Gabelli funds.

Werner Roeder, M.D                      Director of Surgery, Lawrence Hospital,
Director                                and practicing private physician.
One Corporate Center                    Director or Trustee of 6 other Gabelli
Rye, New York 10580                     funds.
Age: 58

Bruce N. Alpert                         Executive Vice President and Chief
Vice President and Treasurer            Operating Officer of Gabelli Funds, LLC.
One Corporate Center                    (the "Adviser"); President and Director
Rye, New York 10580                     of Gabelli Advisors, Inc.; officer of
Age: 46                                 each mutual fund managed by the Adviser
                                        or its affiliates.

                                        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
NAME, POSITION WITH FUND AND ADDRESS    AFFILIATIONS WITH THE ADVISER OR ADMINISTRATOR
------------------------------------    ----------------------------------------------
James E. McKee                          Vice President and General Counsel of
Secretary                               Gabelli Asset Management Inc., of GAMCO
One Corporate Center                    Investors, Inc. since 1993; Secretary of
Rye, New York 10580                     all mutual funds managed by the Adviser
Age: 35                                 or its affiliates; U.S. Securities and
                                        Exchange Commission, New York, (Branch
                                        Chief, 1992-1993, Staff Attorney,
                                        1989-1992).

The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1998, in excess of $60,000.

                               COMPENSATION TABLE

                                                                TOTAL COMPENSATION
                                                AGGREGATE         FROM THE FUND
NAME OF PERSON,                               COMPENSATION       AND FUND COMPLEX
POSITION                                      FROM THE FUND     PAID TO DIRECTORS*
---------------                               -------------     ------------------
Mario J. Gabelli .......................         $     0               $     0
Chairman of the Board

Vincent D. Enright .....................         $ 2,000               $18,000(3)
Director

Anthony J. Colavita ....................         $ 2,000               $82,000(13)
Director

Karl Otto Pohl1 ........................         $ 1,750               $98,466(15)
Director

Werner Roeder, M.D .....................         $ 2,000               $25,500(7)
Director

----------------
* Represents the total compensation paid to such persons during the calendar year ending December 31, 1998. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund, because, among other things, they have a common investment adviser.

----------

1 Mr. Pohl is a director of Gabelli Asset Management Inc.

                          SHARES OF BENEFICIAL INTEREST

(TO BE FILED BY AMENDMENT)

As of the date of this Statement of Additional Information, the Officers and Directors of the Fund as a group owned ___% of the outstanding shares. As of _____________, 1999, the following were 5% or greater shareholders of the Fund:



                                   THE ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser, as successor to Gabelli Funds, Inc.(organized in 1980), was organized on February 9, 1999 and also serves as adviser to The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Equity Income Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Small Gap Growth Fund, Inc., Gabelli Gold Fund Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc., open-end investment companies, and The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund, Inc., and The Gabelli Global Multimedia Trust Inc., closed-end investment companies. As successor to Gabelli Funds, Inc., the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of stock of the Adviser. GAMCO Investors, Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $___ billion under its management as of ______, 1999.

Pursuant to an Investment Advisory Contract which was originally approved by the Fund's sole shareholder on March 12, 1993 and last approved by the Fund's Board of Directors on February 17, 1999, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors.

For the Adviser's investment advisory services, and for related expenses borne by the Adviser, the Fund pays the Adviser an annual fee equal to 1.00% of the Fund's average daily net assets. The fee is payable monthly in arrears. Under the Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent (as hereinafter defined), as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities; (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the SEC; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the "1940 Act" to be acted upon by the Board of Directors.


The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services L.P. ("BISYS" or the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by the Administrator, the Adviser pays a prorated monthly fee at the annual rate of .0625% of the average net assets of the Fund (minimum annual fee of $30,000 per portfolio) on the first $350 million of all of the funds advised by the Adviser and its affiliates and administered by BISYS and .0425% of any net assets above $350 million, and
 .0225% of any assets above $700 million which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.


The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Investment Advisory Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Investment Advisory Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Advisory Contract does not restrict the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Board of Directors; by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Corporation; or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the 1940 Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person, at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.



                         ADVISORY FEES EARNED AND WAIVED
                     FOR THE FISCAL YEARS ENDED DECEMBER 31,

--------------------------------------------------------------------------------
           1996                        1997                       1998
--------------------------------------------------------------------------------
    Earned        Waived        Earned       Waived        Earned       Waived
--------------------------------------------------------------------------------
   $270,747         $0         $281,337        $0         $488,100        $0
--------------------------------------------------------------------------------


                                THE DISTRIBUTOR


The Corporation on behalf of the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an affiliate of the Adviser, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                              THE DISTRIBUTION PLAN


Pursuant to the distribution and service plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and the Distribution Agreement, the Fund is authorized to pay the Distributor for expenses it incurs in connection with the distribution of the Fund's shares.

The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the Independent Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.


Pursuant to the Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

During the fiscal year ended December 31, 1998, the Fund paid distribution expenses under the Distribution Plan of $45,000. Of this amount $11,900 was spent on printing, postage and stationery, $13,200 on overhead support expenses, $16,200 on salaries of personnel of the Distributor and $3,700 to third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $122,100, or .25% of its average daily net assets.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $______ on portfolio transactions in the principal amount of $__________ during 1998, to various broker-dealers that have provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.


As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board of Directors, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

The following table sets forth certain information regarding the brokerage commissions paid, the brokerage commissions paid to Gabelli affiliates, percentage of commissions paid to affiliates and percentage of aggregate dollar amount of transactions involving commissions paid to affiliates for the fiscal years ended December 31, 1996, 1997 and 1998.

                                                                                               PERCENTAGE OF
                                                                                             AGGREGATE DOLLAR
                                                                                                 AMOUNT OF
                                                        BROKERAGE                               TRANSACTIONS
                                      TOTAL            COMMISSIONS        PERCENTAGE OF         INVOLVING
                                    BROKERAGE             PAID TO          COMMISSIONS          COMMISSIONS
                                   COMMISSIONS           GABELLI            PAID TO              PAID TO
         PERIOD                       PAID             AFFILIATES          AFFILIATES           AFFILIATES
         ------                    -----------        ------------        ------------       ----------------
1996 ...................            $ 44,077            $ 16,011                36.3%                19.6%
1997 ...................            $122,327            $ 51,270                41.9%                32.5%
1998 ...................            $                   $                           %                    %
                                    --------            --------            --------             --------


For the fiscal year ended December 31, 1998, ___% of aggregate brokerage commissions paid by the Fund were paid to Gabelli or ___% of the Fund's aggregate dollar amount of transactions involving the payment of commissions.

To obtain the best execution of portfolio trades on the New York Stock Exchange, Inc. ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund is an open-end management investment company that is a series of Gabelli Investor Funds, Inc., a Maryland corporation organized on October 30, 1992. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing shares.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES


Shares of the Fund are offered exclusively to investors acquiring shares directly from the Distributor or from a financial intermediary with whom the Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class AAA shares. No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Transfer agent, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.


REDEMPTION OF SHARES


Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors and taken at their value used in determining the Fund's net asset value per share as we described under "Net Asset Value" below), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Corporation has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.


Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                               EXCHANGE PRIVILEGE


The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other funds managed by the Adviser or an affiliate, including one or more specified money market funds, subject in each case to the minimum investment requirements of each fund (the "Exchange Privilege"). Shares of such other Gabelli funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Gabelli funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

The Fund's shares may be exchanged for Class AAA shares of any other funds managed by the Adviser or an affiliate of the Adviser that offers Class AAA shares or the no-load shares of Funds which do not have a multi-class structure and money market funds.


Additional details about the Exchange Privilege and prospectuses for each of the funds managed by the Adviser or an affiliate are available from the Fund's Transfer Agent. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

                                RETIREMENT PLANS


The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. For tax years beginning after December 31, 1997, investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he meets certain income limits specified in the Internal Revenue Code of 1986, as amended (the "Code"). Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. An individual with a non-working spouse may establish a separate IRA under the same conditions and contribute a maximum of $4,000 annually provided that no more than $2,000 may be contributed to the IRA of either spouse. In addition, for tax years beginning after December 31, 1997, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." These 401(k) Plans give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partial tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.


Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.


                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of the Fund's shares will be determined on each day that the NYSE is open for trading. That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL


The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

The Fund will determine whether to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will be subject to a tax of 34% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 66% of the amount of undistributed capital gains included in such shareholder's gross income.


Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months.





Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

In the case of corporate shareholders, such distributions are eligible for the dividends received deduction subject to proportionate reduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains.


HEDGING TRANSACTIONS

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continue to purchase or carry any positions that are part of a straddle.

Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution which will nevertheless be taxable to them.

SALES OF SHARES

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Corporation may be required to withhold Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

CREATION OF ADDITIONAL SHARES

The Fund reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Fund's Articles of Incorporation.


Upon liquidation of the Fund or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholder.





                       INVESTMENT PERFORMANCE INFORMATION

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account.

Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      (a-b)
                            YIELD = 2[ (cd + 1)6 - 1]

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price share on the last day of the period. For the 30-day period ended December 31, 1998, the Fund's current yield was ______%.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Fund's shares and the risks associated with Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the fund. These sources include:
Lipper Analytical Services, CDA/ Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Financial Report, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (or for the periods of the Fund's operations), and are calculated pursuant to the following formula:


                                P(1 + T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

The cumulative returns for the fiscal year ended December 31, 1998 and since inception were 11.1% and 71.3%, respectively and the average annual total returns were 11.1% and 10.0%, respectively.


                                SERVICE PROVIDERS

Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, serves as counsel for the Fund.

Grant Thorton LLP, 7 Hanover Square, New York, New York 10004-2616, has been appointed independent auditor for the Fund.

State Street Bank and Trust Company ("State Street") is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at the BFDS Building, 2 Heritage Drive, North Quincy, Massachusetts 07171.

                 APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION


DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S ("MOODY'S") CORPORATE BOND RATINGS


AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATING GROUP ("S&P'S") CORPORATE DEBT RATINGS


AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

AAA: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. AA: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. BAA: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. BA: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. B: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. CAA: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. CA: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION


ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements:

(1) Financial Statements included in Part A, the Prospectus: (CURRENTLY UNAUDITED BY INDEPENDENT AUDITORS)

     (a) Financial Highlights for the fiscal years ended December 31, 1994, 1995, 1996, 1997 and 1998.

(2)  Financial Statements included in Part B, the Statement of Additional
     Information:

     (a)  Report of Independent Auditors**

     (b) Statement of Assets and Liabilities for the fiscal year ended December 31, 1998.**

     (c)  Portfolio of Investments, December 31, 1998.**

     (d)  Statement of Operations for the fiscal year ended December 31, 1998.**

     (e) Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and December 31, 1998.**

     (f) Financial Highlights for the fiscal years ended December 31, 1998, 1997, 1996, 1995 and 1994.**

     (g)  Notes to the Financial Statements**

(B) Exhibits:

    Exhibit No.       Description of Exhibits
    -----------       -----------------------
       1              Articles of Incorporation of Registrant***

       2              By-Laws of Registrant***

       3              Not applicable

       4              Specimen copies of certificates for shares issued by Registrant*

       5              Investment Advisory Agreement***

       6              Distribution Agreement***

       7              Not applicable

      8(a)            Custodian Contract***

       9              Transfer Agency and Service Agreement***

      9(a)            Sub-Administration Agreement***

     10(a)            Opinion and consent of Counsel for the Registrant*

     11(a)            Consent of Independent Auditors (TO BE FILED BY AMENDMENT)

      12              Not applicable

      13              Subscription Agreement*

      14              Not Applicable

      15              Distribution Plan under Rule 12b-1***

      16              Not Applicable

      17              Financial Data Schedule (TO BE FILED BY AMENDMENT)

      18              Form of Reimbursement Agreement for Performance Guaranty Program*

     24(a)            Power of Attorney*

     24(b)            Not applicable

----------

     * Previously filed as an exhibit to the Post-Effective Amendment No. 1 to Registration Statement no. 33-54016 filed on November 4, 1993.


     ** Previously filed with the Fund's Annual Report for the year ended December 31, 1998.


     *** Previously filed as an exhibit to the Post-Effective Amendment No. 8 to Registration Statement No. 33-54016 filed on April 30, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.  INDEMNIFICATION

Under Article V, Section 1, of the registrant's By-Laws, any past or present director or officer of registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the registrant's By-Laws, expenses may be paid by registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Gabelli Funds, Inc. is the investment adviser of the registrant (the "Adviser"). For a list of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or such officers and directors during the past two years, reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (A) The Distributor, Gabelli & Company, Inc., is also the principal underwriter for The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Value Fund, The Gabelli Capital Asset Fund, The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, Gabelli Gold Fund, Inc., The Westwood Funds and The Gabelli Money Market Funds.

     (B) For information with respect to each director and officer of Gabelli & Company, Inc., reference is made to Form BD filed by Gabelli & Company, Inc. under the Securities Exchange Act of 1934.

     (C) Inapplicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

All such accounts, books and other documents are maintained at the offices of:
Gabelli Funds, Inc., One Corporate Center, Rye, New York, 10580-1434; BISYS Fund Services, 3435 Stelzer Rd., Columbus, OH 43219 and State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

     (C) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 26th day of February, 1999.


                                             THE GABELLI INVESTOR FUNDS



                                             /s/ Bruce N. Alpert
                                             -----------------------------------
                                             By: Bruce N. Alpert
                                                 Vice President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.


              SIGNATURE                                 TITLE                          DATE
              ---------                                 -----                          ----
                  *                            President and Trustee              February 26, 1999
-------------------------------------
Mario J. Gabelli

                  *                            Vice President and Treasurer       February 26, 1999
-------------------------------------
Bruce N. Alpert

                  *                            Director                           February 26, 1999
-------------------------------------
Vincent D. Enright

                  *                            Director                           February 26, 1999
-------------------------------------
Anthony Colavita

                  *                            Director                           February 26, 1999
-------------------------------------
Karl Otto Pohl

                  *                            Director                           February 26, 1999
-------------------------------------
Werner Roeder, M.D.


*By:   /s/Bruce N. Alpert
       ------------------------------
       Bruce N. Alpert
       Attorney-in-Fact